1 FIRST AMENDMENT TO PROMISSORY NOTE THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "Amendment") is made September 19, 2016 (the "Amendment Date") by and between QC Property Holdings, LLC, a Georgia limited liability company (“Borrower”), and Congressional Bank, a Maryland chartered commercial bank, and its successors and assigns (collectively, “Lender”), as successor in interest to Housing & Healthcare Funding, LLC, a Delaware limited liability company. R E C I T A L S: A. Pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of September 27, 2013, as amended by that certain First Amendment to Loan and Security Agreement, Consent and Release dated December 31, 2015 (as may be further amended, restated or replaced from time to time, the “Loan Agreement”) between Borrower and Lender, Lender has extended to Borrower a loan in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00) (the “Loan”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. B. The Loan is evidenced by that certain Promissory Note dated as of September 27, 2013, made by Borrower payable to the order of Lender in the maximum principal amount of Five Million and no/100 Dollars ($5,000,000.00) (as amended, restated and/or replaced from time to time, the "Note"). C. The Loan is secured by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 27, 2013 by Borrower to and for the benefit of Lender (as amended, restated and/or replaced from time to time, the "Mortgage"). D. The Loan Agreement, the Note, the Mortgage, and any other document now or hereafter given to evidence or secure payment of the Note or delivered to induce Lender to disburse the proceeds of the Loan, as such documents may hereafter be amended, restated and/or replaced from time to time, are hereinafter collectively referred to as the "Loan Documents". E. Borrower and Lender desire to amend the Loan Documents to make certain modifications, as more fully provided for herein. AGREEMENTS: NOW, THEREFORE, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Agreement) and (ii) for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendment to Note. The Note is hereby amended as follows: (a) Section 1 is hereby amended by replacing the phrase “September 27, 2016” with “September 30, 2017”.

2 (b) Section 3.1(b) is hereby deleted in its entirety and replaced by the following: “In addition to the interest payments due hereunder, Borrower shall make consecutive monthly principal payments, in the amount designated on the schedule attached hereto as Exhibit A, due and payable commencing on September 1, 2016 and on the first (1st) day of each month thereafter, though and including the month in which the Maturity Date occurs.” (c) Section 3.5 is hereby deleted in its entirety and replaced by the following: “Provided that no Event of Default then exists and subject to the exit fees defined herein, Borrower may voluntarily prepay the principal balance of this Note, in whole or in part, at any time, with at least thirty (30) days prior written notice provided to Lender. An exit fee of two percent (2%) of the outstanding principal balance of the Note shall apply to any prepayment of the Note; provided, however, that no exit fee shall apply to any HUD-related refinancing that is done through Housing & Healthcare Finance, LLC, a Delaware limited liability company, or to any refinancing following HUD’s rejection of an application for refinance. The payment of any partial prepayment shall not relieve the Borrower from the obligation to make subsequent scheduled monthly installments of principal plus interest due hereunder. All prepayments shall be applied to the reduction of principal in inverse order of maturity, and may not be re-borrowed.” (d) Section 3.6 is hereby deleted in its entirety and replaced by the following: “In consideration of Lender’s agreement to extend the Maturity Date until September 30, 2017, Borrower shall pay to Lender a non-refundable extension fee in the amount of FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00) as well as a non-refundable exit fee in the amount of FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00), each of which shall be due and payable in full at Closing as a condition precedent to the extension of the Maturity Date. So long as no Default or Event of Default has occurred or then exists, on September 30, 2017, Borrower shall have the option to extend the Maturity Date an additional year, until September 30, 2018, upon the condition that Borrower pay to Lender an additional non-refundable fee in the amount of FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00), which shall be due and payable in full as a condition precedent to such further extension of the Maturity Date.” 2. The Note shall continue to bear interest on the unpaid principal amount thereof from time to time outstanding from the date of first disbursement until the Maturity Date, or until maturity due to acceleration or otherwise and, after maturity, until paid, at the rates per annum and upon the terms specified in the Loan Agreement.

3 3. The Borrower certifies and warrants that the Note, as amended hereby, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. 4. This Amendment shall be attached to and made a part of the Note. 5. All other terms, provisions and conditions of the Note, as modified hereby, are hereby confirmed, ratified and approved. Upon the effectiveness of this Amendment, each reference in the Note to “this Note”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Note, as modified by this Amendment. [Signature Page Follows]

EXHIBIT A

27 Congressional Bank L O A N S S Y S T E M Processing Date 8/23/2016 Page 1 Amortization Schedule Processing Thru 8/23/2016 LS8110P1 System Date 8/23/2016 15:13:49 Account Number No account number entered Loan Amount 4,484,019.55 Interest Rate 5.75000 % Year Base 365/360 Pmt Date Payment Amount Principal Interest Ending Balance 001 10/01/16 31,692.48 10,206.56 21,485.92 4,473,812.99 002 11/01/16 31,692.48 9,540.89 22,151.59 4,464,272.10 003 12/01/16 31,692.48 10,301.18 21,391.30 4,453,970.92 Annual Total 95,077.44 30,048.63 65,028.81 004 01/01/17 31,692.48 9,639.13 22,053.35 4,444,331.79 005 02/01/17 31,692.48 9,686.87 22,005.61 4,434,644.92 006 03/01/17 31,692.48 11,859.76 19,832.72 4,422,785.16 007 04/01/17 31,692.48 9,793.55 21,898.93 4,412,991.61 008 05/01/17 31,692.48 10,546.90 21,145.58 4,402,444.71 009 06/01/17 31,692.48 9,894.26 21,798.22 4,392,550.45 010 07/01/17 31,692.48 10,644.84 21,047.64 4,381,905.61 011 08/01/17 31,692.48 9,995.97 21,696.51 4,371,909.64 012 09/01/17 31,692.48 10,045.45 21,647.03 4,361,864.19 013 10/01/17 4,382,764.79 4,361,864.19 20,900.60 .00 Annual Total 4,667,997.11 4,453,970.92 214,026.19 Grand Total 4,763,074.55 4,484,019.55 279,055.00 End of Report